UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 25, 2015

American Realty Capital New York City REIT II, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

333-202135	36-4789285
(Commission File Number)	(I.R.S. Employer
Identification No.)

405 Park Avenue, 14th Floor
New York, New York 10022
(Address, including zip code, of Principal Executive Offices)

Registrant's telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 25, 2015, the board of directors (the “Board”) of American Realty Capital New York City REIT II, Inc. (the “Company”) appointed Patrick O’Malley, currently the chief investment officer of the Company’s advisor, New York City Advisors II, LLC (the “Advisor”), to serve as the Company’s chief investment officer. There are no related party transactions involving Mr. O’Malley that are reportable under Item 404(a) of Regulation S-K. Mr. O’Malley will also continue to serve in his capacity as chief investment officer of the Advisor.

Patrick A. O'Malley has served as chief investment officer of the Advisor since May 2015. Mr. O’Malley has also served as chief investment officer of American Realty Capital New York City REIT, Inc. (“ARC NYCR”) since June 2015 and has served as chief investment officer of the ARC NYCR advisor since May 2015. Mr. O’Malley has also served as chief investment officer of New York REIT, Inc. (“NYRT”) since June 2015 and has served as chief investment officer of the NYRT advisor since May 2015. Prior to that time, Mr. O'Malley served as the managing director of acquisitions for NYRT from June 2012 until June 2015 and as the managing director of acquisitions for the Company from July 2014 until May 2015. Mr. O'Malley is actively involved in all aspects of the real estate portfolio and has over 13 years of real estate experience with a concentration on the New York City Metro area. From February 2011 until May 2012, Mr. O'Malley was a Senior Vice President at Wagenhals Development Group (“WDG”), where he focused on real estate redevelopment opportunities. Prior to joining WDG Mr. O'Malley served as managing director for the real estate capital markets group at Rockwood Real Estate Advisors from September 2008 until January 2011. Prior to Mr. O'Malley's involvement in real estate, he worked on Wall Street at several firms including Donaldson, Lufkin & Jenrette and Salomon Smith Barney. Mr. O’Malley holds a B.A. from Manhattan College and previously held the following financial licenses: Series 3 (commodities), Series 4 (derivatives), Series 7 (general securities), Series 24 (regulatory compliance), Series 55 (equity trading) and Series 63 (state law and regulations). Additionally, Mr. O'Malley spent two years in the United States Peace Corps in Mali, West Africa as a small business development volunteer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 1, 2015	American Realty Capital New York City REIT II, Inc.

	By:	/s/ Michael A. Happel
Michael A. Happel
Chief Executive Officer, President and Secretary